UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2013

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UNDER ARMOUR, INC.
(Exact name of registrant as specified in its charter)

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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On December 6, 2013, Under Armour, Inc., a Maryland corporation (the “Company”), completed its previously announced acquisition of MapMyFitness, Inc. (“MMF”), a Delaware corporation (the “Merger”). MMF is now a wholly-owned subsidiary of the Company.

Pursuant to the Agreement and Plan of Merger, dated as of November 8, 2013 (the “Merger Agreement”), among the Company, MMF Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), MMF and Fortis Advisors LLC, as agent for the stockholders and holders of securities convertible into MMF common stock, each share of MMF common stock and security convertible into or exercisable for MMF common stock that was issued and outstanding immediately prior to the effective time was converted into a right to receive cash consideration in accordance with the terms of the Merger Agreement. The amount of consideration paid by the Company in connection with the Merger was $148.3 million, reflecting the $150 million purchase price as adjusted for estimated working capital and other adjustments as set forth in the Merger Agreement. The final amount of consideration remains subject to further adjustment for final working capital and other adjustments as set forth in the Merger Agreement. The Company has financed the Merger with a combination of cash on hand and $100 million of borrowings under its existing $300 million revolving credit facility while it evaluates longer-term funding options for the transaction.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2013 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

2.1
Agreement and Plan of Merger, dated as of November 8, 2013, among Under Armour, Inc., MMF Merger Sub, Inc., MapMyFitness, Inc. and Fortis Advisors LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: December 6, 2013	By:	/s/ BRAD DICKERSON
Brad Dickerson Chief Financial Officer